Exhibit 10.17

Principal Amount: $7,000.00

PROMISSORY NOTE

FOR VALUE RECEIVED, the undersigned, Vendum Batteries, Inc., a Nevada corporation (or its successor or assigns) promises to pay to the order of $7,000.00 to LAURAG ASSOCIATES S.A, an organisation, at Trident Chambers, Road Town, P.O. Box 146, Tortola, BVI, by the holder of this Note, the principal sum of $7,000.00 in U.S. currency.

The entire amount of principal with five percent (5%) interest per annum shall become due and payable on 30th April 2011.

This Note is unsecured. The undersigned and its successors and assigns, hereby waives presentment and demand for payment, diligence, notice of dishonor, protest and notice of protest of this Note, and any defense by reason of an extension of time for payment or other indulgence. Failure of the holder to assert any right herein shall not be deemed to be a waiver thereof.

 Signed this 31st day of March, 2011.

Vendum Batteries, Inc.

Signature:	/s/ Fraser Cottington

By:	Fraser Cottington

Its:	Chief Executive Officer

LAURAG ASSOCIATES S.A.

Signature:

Title: